SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2004


                                SPECTRASITE, INC.
                                -----------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
          ------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


              001-31769                                56-2027322
         --------------------------------------------------------------
        (Commission File Number) (I.R.S. Employer Identification Number)


                            400 REGENCY FOREST DRIVE
              CARY, NORTH CAROLINA                         27511
            ------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)


                                 (919) 468-0112
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.       OTHER EVENTS.

         On June 22, 2004, SpectraSite, Inc. issued a press release announcing it has named six new members to its board of directors. A copy of the press release is attached to this Report as an exhibit and is incorporated hereby by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

           (a) Financial statements of businesses acquired.

           None.

           (b) Pro forma financial information.

           None.

           (c) Exhibits.

           99.1   Press Release dated June 22, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              SPECTRASITE, INC.


DATED:     June 24, 2004                      BY:  /s/ David P. Tomick
                                                   ----------------------------
                                                   David P. Tomick
                                                   Executive Vice President
                                                   and Chief Financial
                                                   Officer



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EXHIBIT INDEX

           99.1   Press Release dated June 22, 2004.